UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21556

Perritt Funds, Inc.

(Exact name of registrant as specified in charter)

300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Address of principal executive offices) (Zip code)

Michael J. Corbett, 300 South Wacker Drive, Suite 600, Chicago, IL 60606
(Name and address of agent for service)

1-312-669-1650

Registrant’s telephone number, including area code

Date of fiscal year end: October 31, 2024

Date of reporting period: November 1, 2023 through October 31, 2024

Item 1. Reports to Stockholders.

(a)

Perritt MicroCap Opportunities Fund
PRCGX
Annual Shareholder Report | October 31, 2024
This annual shareholder report contains important information about the Perritt MicroCap Opportunities Fund for the period of November 1, 2023, to October 31, 2024. You can find additional information about the Fund at https://www.perrittcap.com/literature/. You can also request this information by contacting us at 1-800-332-3133.
WHAT WERE THE FUND COSTS FOR THE PAST YEAR? (based on a hypothetical $10,000 investment)

Fund Name	Costs of a $10,000 investment	Costs paid as a percentage of a $10,000 investment
Perritt MicroCap Opportunities Fund	$188	1.73%
HOW DID THE FUND PERFORM LAST YEAR AND WHAT AFFECTED ITS PERFORMANCE?
For the year ended October 31, 2024, the Fund’s performance relative to the Russell Microcap Index was aided by its overweight allocation to the Materials sector, and by individual holdings within the Consumer Discretionary sector. The primary detractors were the Fund’s underweightings to the Healthcare and Financial sectors, and individual holdings within the Industrial sector.
During the period, the strategy continued it’s high allocation to profitable companies, as measured by those companies posting positive earnings per share. The portfolio’s allocation to profitable companies stood at approximately 70% compared to approximately 30% for the Bloomberg Microcap Index. This overweight allocation to profitable companies detracted from the fund’s relative performance during the period as investors risk appetites for unprofitable growth companies increased and drove performance of those securities following the avoidance of a US recession and easing inflationary pressures.
HOW DID THE FUND PERFORM OVER THE PAST 10 YEARS?*
The $10,000 chart reflects a hypothetical $10,000 investment in the class of shares noted and assumes the maximum sales charge. The chart uses total return NAV performance and assumes reinvestment of dividends and capital gains. Fund expenses, including 12b-1 fees, management fees and other expenses were deducted.
CUMULATIVE PERFORMANCE (Initial Investment of $10,000)
Perritt MicroCap Opportunities Fund	PAGE 1	TSR-AR-714402203

ANNUAL AVERAGE TOTAL RETURN (%)

	1 Year	5 Year	10 Year
TF (without sales charge)	17.56	8.10	5.23
Bloomberg US Aggregate Equity Total Return Index	37.75	14.55	12.40
Bloomberg US Micro Cap Total Return Index	26.56	8.72	5.46
Visit https://www.perrittcap.com/literature/ for more recent performance information.
*	The Fund’s past performance is not a good predictor of how the Fund will perform in the future. The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemption of Fund shares.
KEY FUND STATISTICS (as of October 31, 2024)

Net Assets	$62,093,023
Number of Holdings	126
Net Advisory Fee	$532,465
Portfolio Turnover	13%
Visit https://www.perrittcap.com/literature/ for more recent performance information.
WHAT DID THE FUND INVEST IN? (as of October 31, 2024)*

Top 10 Issuers	(%)
Silvercrest Asset Management Group, Inc.	4.6%
Miller Industries, Inc.	4.2%
Northern Technologies International Corp.	3.7%
Perma-Fix Environmental Services, Inc.	3.5%
Radiant Logistics, Inc.	3.4%
Legacy Housing Corp.	3.1%
DLH Holdings Corp.	2.3%
Bel Fuse, Inc.	1.7%
U.S. Global Investors, Inc.	1.6%
Northwest Pipe Co.	1.6%

Top Sectors**	(%)
Industrials	30.2%
Consumer Discretionary	14.2%
Information Technology	13.2%
Financials	12.5%
Materials	10.1%
Health Care	7.2%
Energy	6.9%
Communication Services	1.2%
Consumer Staples	1.0%
Cash & Other	3.5%
*	Percentages are based on a percent of net assets.
**	The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
Other Material Fund Changes:
During the fiscal year the Perritt Microcap Opportunities Fund was merged with the Perritt Ultra Microcap Fund. The Perritt Microcap Opportunities Fund is considered the surviving entity.
For additional information about the Fund; including its prospectus, financial information, holdings and proxy information, scan the QR code or visit https://www.perrittcap.com/literature/.
HOUSEHOLDING
To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). If you would prefer that your Perritt Capital Management, Inc. documents not be householded, please contact Perritt Capital Management, Inc. at 1-800-332-3133, or contact your financial intermediary. Your instructions will typically be effective within 30 days of receipt by Perritt Capital Management, Inc. or your financial intermediary.
Perritt MicroCap Opportunities Fund	PAGE 2	TSR-AR-714402203

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any substantive amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that the registrant does not have an audit committee financial expert serving on its board of directors, which functions as the registrant’s audit committee since the registrant does not have a separate audit committee.

The board of directors has determined that the members of the board of directors have sufficient background, experience and financial knowledge to fulfill their responsibilities and obligations to the registrant and its shareholders. Accordingly, the board of directors has determined that the search for, and possible appointment of, a person who would satisfy the definition of an audit committee financial expert is not necessary.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2024	FYE 10/31/2023
(a) Audit Fees	$20,598	$30,000
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$8,500	$7,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Cohen & Company, Ltd. applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2024	FYE 10/31/2023
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) Not applicable

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 10/31/2024	FYE 10/31/2023
Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 7 of this Form.

(b)	Not Applicable

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

(a)

Perritt MicroCap Opportunities Fund
Core Financial Statements
October 31, 2024

Perritt MicroCap Opportunities Fund
Schedule of Investments
October 31, 2024

	Shares	Value
COMMON STOCKS - 97.8%
Aerospace & Defense - 0.2%
VirTra, Inc.(a)	20,000	$ 122,000
Air Freight & Logistics - 3.4%
Radiant Logistics, Inc.(a)	318,500	2,118,025
Automobile Components - 1.1%
Motorcar Parts of America, Inc.(a)	57,000	300,390
Strattec Security Corp.(a)	10,102	379,330
		679,720
Banks - 1.4%
First Internet Bancorp	16,500	577,005
Flushing Financial Corp.	10,000	156,750
Isabella Bank Corp.	6,000	129,900
		863,655
Capital Markets - 6.9%
Heritage Global, Inc.(a)	231,999	394,398
Silvercrest Asset Management Group, Inc. - Class A	165,000	2,875,950
U.S. Global Investors, Inc. - Class A	408,000	999,600
		4,269,948
Chemicals - 5.6%
American Vanguard Corp.	40,000	209,200
Arq, Inc.(a)	75,448	442,125
Flexible Solutions International, Inc.	132,145	528,580
Northern Technologies International Corp.	181,527	2,307,208
		3,487,113
Commercial Services & Supplies - 5.9%
CECO Environmental Corp.(a)	20,000	476,000
Perma-Fix Environmental Services, Inc.(a)	163,000	2,187,460
Quest Resource Holding Corp.(a)	126,581	987,332
		3,650,792
Communications Equipment - 2.1%
Aviat Networks, Inc.(a)	16,000	327,200
BK Technologies Corp.(a)	15,000	419,850
Ceragon Networks, Ltd.(a)	200,000	496,000
Westell Technologies, Inc. - Class A(a)	20,000	32,400
		1,275,450
Construction & Engineering - 2.5%
Bowman Consulting Group Ltd.(a)	12,500	253,750
Matrix Service Co.(a)	30,000	336,900
Northwest Pipe Co.(a)	22,000	987,580
		1,578,230
Consumer Finance - 1.3%
EZCORP, Inc. - Class A(a)	70,000	804,300
Janover, Inc.(a)	38,901	21,396
		825,696

	Shares	Value
Distributors - 0.3%
Alliance Entertainment Holding Corp.(a)	40,000	$ 195,200
Diversified Consumer Services - 2.1%
Beachbody Co., Inc.(a)	45,000	274,950
Carriage Services, Inc.	5,000	186,950
Lincoln Educational Services Corp.(a)	25,000	332,000
Universal Technical Institute, Inc.(a)	30,000	499,200
		1,293,100
Diversified REITs - 0.3%
Modiv Industrial, Inc.	11,000	186,120
Electrical Equipment - 2.4%
Broadwind, Inc.(a)	124,000	225,680
Espey Mfg. & Electronics Corp.	5,500	172,150
LSI Industries, Inc.	40,000	654,400
Power Solutions International, Inc.(a)	15,000	338,640
Ultralife Corp.(a)	15,000	126,150
		1,517,020
Electronic Equipment, Instruments & Components - 4.8%
Bel Fuse, Inc. - Class B	14,000	1,055,880
Coda Octopus Group, Inc.(a)	60,000	511,800
Identiv, Inc.(a)	76,000	269,040
Napco Security Technologies, Inc.	1,500	57,720
Powerfleet, Inc.(a)	190,000	955,700
Richardson Electronics Ltd.	9,996	137,345
		2,987,485
Energy Equipment & Services - 2.9%
Drilling Tools International Corp.(a)	20,000	67,000
Gulf Island Fabrication, Inc.(a)	20,000	110,200
Natural Gas Services Group, Inc.(a)	15,100	295,507
Newpark Resources, Inc.(a)	120,000	799,200
Profire Energy, Inc.(a)	200,000	500,000
		1,771,907
Entertainment - 0.3%
WildBrain Ltd.(a)	270,000	213,300
Financial Services - 3.3%
A-Mark Precious Metals, Inc.	25,000	971,250
Cantaloupe, Inc.(a)	25,000	221,500
SWK Holdings Corp.(a)	20,000	328,200
Usio, Inc.(a)	380,000	524,400
		2,045,350
Food Products - 1.0%
Alico, Inc.	5,000	122,550
Mama’s Creations, Inc.(a)	60,000	447,000
Sow Good Inc.(a)	3,000	27,900
		597,450

The accompanying notes are an integral part of these financial statements.

1

Perritt MicroCap Opportunities Fund
Schedule of Investments
October 31, 2024(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Health Care Equipment & Supplies - 2.2%
Accuray, Inc.(a)	95,000	$ 164,350
Modular Medical, Inc.(a)	85,000	184,450
Pro-Dex, Inc.(a)	6,000	186,120
Sensus Healthcare, Inc.(a)	125,586	803,750
		1,338,670
Health Care Providers & Services - 2.2%
InfuSystem Holdings, Inc.(a)	38,000	235,220
Quipt Home Medical Corp.(a)	162,500	425,750
Viemed Healthcare, Inc.(a)	85,000	726,750
		1,387,720
Health Care Technology - 0.4%
iCAD, Inc.(a)	119,000	221,340
Hotels, Restaurants & Leisure - 1.5%
Bragg Gaming Group, Inc.(a)	30,000	136,800
Century Casinos, Inc.(a)	107,100	359,856
Galaxy Gaming, Inc.(a)	156,621	426,009
		922,665
Household Durables - 3.7%
Legacy Housing Corp.(a)	78,000	1,934,400
Lovesac Co.(a)	12,000	349,920
		2,284,320
Interactive Media & Services - 0.6%
DHI Group, Inc.(a)	225,000	369,000
IT Services - 2.3%
Data Storage Corp.(a)	25,000	86,000
Information Services Group, Inc.	144,000	442,080
Research Solutions, Inc.(a)	340,000	894,200
		1,422,280
Life Sciences Tools & Services - 0.2%
ChromaDex Corp.(a)	40,000	139,600
Machinery - 8.2%
Commercial Vehicle Group, Inc.(a)	77,557	225,691
Gencor Industries, Inc.(a)	39,367	784,190
Manitowoc Co., Inc.(a)	9,000	84,060
Mayville Engineering Co., Inc.(a)	30,000	614,100
Miller Industries, Inc.	40,000	2,625,600
Shyft Group, Inc.	25,000	323,000
Taylor Devices, Inc.(a)	4,500	211,590
TechPrecision Corp.(a)	60,500	214,170
		5,082,401
Marine Transportation - 0.7%
Euroseas Ltd.	10,000	414,100
Media - 0.3%
Creative Realities, Inc.(a)	50,299	208,238

	Shares	Value
Metals & Mining - 4.5%
Ascent Industries Co.(a)	20,920	$ 198,322
Avino Silver & Gold Mines Ltd.(a)	665,000	864,500
Endeavour Silver Corp.(a)	150,000	756,000
Fortitude Gold Corp.	41,429	226,202
McEwen Mining, Inc.(a)	78,000	741,780
		2,786,804
Mortgage Real Estate Investment Trusts (REITs) - 1.2%
Chicago Atlantic Real Estate Finance, Inc.	50,950	770,364
Oil, Gas & Consumable Fuels - 4.0%
Adams Resources & Energy, Inc.	5,000	139,100
Epsilon Energy Ltd.	20,000	117,800
Evolution Petroleum Corp.	165,000	849,750
Greenfire Resources Ltd.(a)	56,850	403,635
Vaalco Energy, Inc.	115,000	614,100
Vitesse Energy, Inc.	15,000	373,050
		2,497,435
Pharmaceuticals - 2.2%
Assertio Holdings, Inc.(a)	291,250	299,988
Biote Corp.(a)	71,987	367,134
High Tide, Inc.(a)	125,000	352,500
Medexus Pharmaceuticals, Inc.(a)	130,100	221,690
ProPhase Labs, Inc.(a)	60,000	137,400
		1,378,712
Professional Services - 5.5%
Asure Software, Inc.(a)	28,877	286,460
BGSF, Inc.	20,886	155,183
DLH Holdings Corp.(a)	176,500	1,429,650
Hudson Global, Inc.(a)	50,650	763,802
IBEX Holdings Ltd.(a)	13,000	233,480
Where Food Comes From, Inc.(a)	14,500	163,270
Willdan Group, Inc.(a)	8,000	378,480
		3,410,325
Semiconductors & Semiconductor Equipment - 1.1%
Photronics, Inc.(a)	30,000	684,000
Software - 1.9%
American Software, Inc. - Class A	21,720	229,146
Issuer Direct Corp.(a)	14,218	138,199
Mitek Systems, Inc.(a)	35,000	300,650
NetSol Technologies, Inc.(a)	20,639	61,298
Ooma, Inc.(a)	40,000	478,400
		1,207,693
Specialized REITs - 0.2%
Global Self Storage, Inc.	25,000	125,500

The accompanying notes are an integral part of these financial statements.

2

Perritt MicroCap Opportunities Fund
Schedule of Investments
October 31, 2024(Continued)

	Shares	Value
COMMON STOCKS - (Continued)
Specialty Retail - 1.7%
Build-A-Bear Workshop, Inc.	15,000	$571,350
J Jill, Inc.	5,000	119,550
Xcel Brands, Inc.(a)	494,000	389,964
		1,080,864
Technology Hardware, Storage & Peripherals - 1.0%
Immersion Corp.	70,000	590,100
Textiles, Apparel & Luxury Goods - 2.2%
Lakeland Industries, Inc.	49,000	910,910
Superior Group of Cos., Inc.	30,000	442,500
		1,353,410
Trading Companies & Distributors - 1.4%
BlueLinx Holdings, Inc.(a)	5,000	547,300
FGI Industries Ltd.(a)	70,000	67,900
Karat Packaging, Inc.	10,000	267,000
		882,200
Water Utilities - 0.8%
Global Water Resources, Inc.	17,000	212,330
Pure Cycle Corp.(a)	30,000	315,600
		527,930
TOTAL COMMON STOCKS (Cost $38,554,612)		60,763,232
TOTAL INVESTMENTS - 97.8% (Cost $38,554,612)		$60,763,232
Money Market Deposit Account - 2.5%(b)		1,526,083
Liabilities in Excess of Other Assets - (0.3)%		(196,292)
TOTAL NET ASSETS - 100.0%		$62,093,023

Percentages are stated as a percent of net assets.
The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.
REIT - Real Estate Investment Trust
(a)	Non-income producing security.
(b)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of October 31, 2024 was 4.63%.

The accompanying notes are an integral part of these financial statements.

3

Perritt MicroCap Opportunities Fund
Statement of Assets and Liabilities
October 31, 2024

Assets:
Investments at value	$60,763,232
Cash and cash equivalents	1,526,083
Receivable for fund shares issued	2,162
Dividends and interest receivable	24,085
Prepaid expenses	10,231
Total assets	62,325,793
Liabilities:
Payable for investments purchased	54,870
Payable for fund shares purchased	8,431
Payable to Advisor	55,273
Payable to Officer & Directors	22,260
Accrued accounting expense	10,435
Accrued administration expense	14,252
Accrued audit expense	26,220
Accrued printing & mailing expense	11,748
Accrued transfer agent expense	19,072
Other accrued expenses & liabilities	10,209
Total liabilities	232,770
Net Assets	$62,093,023
Net Assets Consist of:
Capital stock	$40,332,363
Total distributable earnings	21,760,660
Total net assets	$62,093,023
Capital Stock, $0.0001 par value
Authorized	100,000,000
Outstanding	2,621,370
Net assets	62,093,023
Net asset value and offering price per share	$23.69
Cost of investments	$38,554,612

The accompanying notes are an integral part of these financial statements.

4

Perritt MicroCap Opportunities Fund
STATEMENT OF OPERATIONS
For the Year Ended October 31, 2024

Investment Income:
Dividend income (net of $1,500 foreign withholding tax)	$639,989
Interest income	61,788
Total investment income	701,777
Expenses:
Investment advisory fee	532,465
Shareholder servicing	115,141
Administration fee	71,010
Fund accounting expenses	53,010
Professional fees	49,304
Officer & directors’ fees & expenses	47,766
Federal & state registration fees	21,379
Other expense	14,182
Custodian fees	7,387
Printing & mailing fees	6,910
Total expenses	918,554
Net investment loss	(216,777)
Realized and Unrealized Gain on Investments:
Net realized gain on investments	4,229,023
Change in unrealized apreciation on investments(a)	4,448,659
Net realized and unrealized gain on investments	8,677,682
Net increase in net assets resulting from operations	$ 8,460,905

(a)
Change in unrealized appreciation (depreciation) does not include net unrealized appreciation (depreciation) of $2,899,050 in connection with the Fund’s reorganization. See Note 8 in the Notes to Financial Statements.

The accompanying notes are an integral part of these financial statements.

5

Perritt MicroCap Opportunities Fund
Statements of Changes in Net Assets

	For the Year Ended October 31,
	2024	2023
Operations:
Net investment income (loss)	$(216,777)	$216,639
Net realized gain on investments	4,229,023	4,245,869
Net change in unrealized appreciation/(depreciation) on investments	4,448,659	(2,791,073)
Net increase in net assets resulting from operations	8,460,905	1,671,435
Dividends and Distributions to Shareholders:
Distributable Earnings	(8,059,299)	(1,722,564)
Total dividends and distributions	(8,059,299)	(1,722,564)
Capital Share Transactions:
Proceeds from shares issued	1,998,681	2,091,708
Proceeds from shares issued in connection with reorganization (Note 8)	9,217,519	—
Reinvestment of distributions	7,851,878	1,656,524
Cost of shares redeemed	(8,275,555)	(7,538,194)
Redemption fees	174	369
Net increase/(decrease) in net assets from capital share transactions	10,792,697	(3,789,593)
Total increase/(decrease) in net assets	11,194,303	(3,840,722)
Net Assets
Beginning of the year	50,898,720	54,739,442
End of the year	$ 62,093,023	$50,898,720
Capital Share Transactions:
Shares sold	81,416	87,888
Shares issued on reinvestment of distributions	336,145	70,073
Shares redeemed	(340,128)	(311,342)
Shares issed in connection with reorganization (Note 8)	385,389	—
Net increase/(decrease) from capital share transactions	462,822	(153,381)

The accompanying notes are an integral part of these financial statements.

6

Perritt MicroCap Opportunities Fund
Financial Highlights
For a Fund share outstanding throughout the year

	For the Years Ended October 31,
	2024	2023	2022	2021	2020
Net asset value, beginning of year	$23.58	$23.68	$32.02	$19.51	$23.12
Income/(loss) from investment operations:
Net investment income (loss)[2]	(0.10)	0.10	(0.11)	(0.15)	(0.15)
Net realized and unrealized gain (loss) on investments	4.01	0.56	(3.95)	12.66	(2.66)
Total from investment operations	3.91	0.66	(4.06)	12.51	(2.81)
Less dividends and distributions:
From net realized gains	(3.80)	(0.76)	(4.28)	—	(0.80)
Total dividends and distributions	(3.80)	(0.76)	(4.28)	—	(0.80)
Redemption fees[2,3]	0.00	0.00	0.00	0.00	0.00
Net asset value, end of year	$23.69	$23.58	$23.68	$32.02	$19.51
Total return[1]	17.56%	2.76%	(14.95)%	64.12%	(12.46)%
Supplemental data and ratios:
Net assets, end of year (in thousands)	$62,093	$50,899	$54,739	$72,496	$52,756
Ratio of net expenses to average net assets	1.73%	1.65%	1.56%	1.56%	1.64%
Ratio of net investment income (loss) to average net assets	(0.41)%	0.39%	(0.43)%	(0.53)%	(0.73)%
Portfolio turnover rate	13.5%	20.5%	23.0%	23.5%	19.1%

[1]	Total return reflects reinvested dividends but does not reflect the impact of taxes.
[2]	Net investment income (loss) and redemption fees per share have been calculated based on average shares outstanding during the year.
[3]	Amount is less than $0.01 per share.
The accompanying notes are an integral part of these financial statements.

7

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2024
1. Organization
Perritt Funds, Inc. (the “Corporation”) was organized on March 19, 2004 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment company, with each of the series below being a diversified fund. The Corporation currently consists of the Perritt MicroCap Opportunities Fund (“MicroCap Fund” or the “Fund”). Perritt MicroCap Opportunities Fund, Inc., the predecessor to the MicroCap Fund, commenced operations on April 11, 1988. As part of a plan of reorganization, on February 28, 2013, Perritt MicroCap Opportunities Fund, Inc. merged into the MicroCap Fund, a series within the Corporation. The MicroCap Fund’s investment objective is to invest in mainly common stocks of companies with market capitalizations that are below $500 million at the time of the initial purchase. The Fund is an investment company and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”
2. Summary of Significant Accounting Policies
A.
Cash and cash equivalents include cash and overnight investments in interest-bearing demand deposits with a financial institution with maturities of three months or less. The Fund maintains deposits with a high quality financial institution in an amount that is in excess of federally insured limits.

B.
Exchange-listed securities are generally valued at the last sales price reported by the principal security exchange on which the security is traded, or if no sale is reported, the mean between the latest bid and ask price unless the Fund’s investment advisor believes that the mean does not represent a fair value, in which case the securities are fair valued as set forth below. Securities listed on NASDAQ are valued at the NASDAQ Official Closing Price. Demand notes, commercial paper, U.S. Treasury Bills and warrants are stated at fair value using market prices if available, or a pricing service when such prices are believed to reflect fair value. The money market deposit account is valued at amortized cost. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Fund’s investment advisor. The Fund’s fair value procedures allow for the use of certain methods performed by the Fund’s investment advisor to value those securities for which market quotations are not readily available, at a price that a Fund might reasonably expect to receive upon a sale of such securities. For example, these methods may be based on a multiple of earnings, or a discount from market of a similar freely traded security, or a yield to maturity with respect to debt issues, or a combination of these and other methods.

C.	Net realized gains and losses on securities are computed using the first-in, first-out method.
D.
Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Withholding taxes on foreign dividends and capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates. Discounts and premiums on securities purchased are amortized over the life of the respective securities using the interest method. Distributions received from real estate investment trusts (“REITs”) are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution. Return of capital distributions received from REIT securities and partnerships are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Investment and shareholder transactions are recorded on the trade date.

E.
Provision has not been made for federal income tax since the Fund has elected to be taxed as a “regulated investment company” and intend to distribute substantially all income to their shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

F.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

8

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2024(Continued)
In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.
G.
Dividends from net investment income and net realized capital gains, if any, are declared and paid annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profit distributed to shareholders on redemption of shares as part of the dividends paid deduction. The Fund may periodically make reclassifications among certain of their capital accounts as a result of the timing and characterization of certain income and realized gain distributions, including reclassifying net operating loss, as determined annually in accordance with federal tax regulations which may differ from GAAP. The MicroCap Fund has reclassified the components of its capital accounts for the year ended October 31, 2024 by increasing paid-in capital by $240,383 and decreasing distributable earnings/(losses) by $240,383. These adjustments were primarily due to the utilization of earnings and profits distributed to shareholders on redemptions of shares and the write off of net operating losses.

H.
As of and during the year ended October 31, 2024, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statement of Operations. During the year ended October 31, 2024, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for any tax years before 2021.

3. Security Valuation
GAAP establishes an authoritative definition of fair value and sets out a hierarchy for measuring fair value. GAAP also requires additional disclosures about the various inputs used to develop the measurements of fair value. These inputs are summarized in the three broad levels listed below:
Level 1 –	Quoted prices in active markets for identical securities that the Fund has the ability to access.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities or the identical security on an inactive market, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value the Fund’s net assets as of October 31, 2024:
Perritt MicroCap Opportunities Fund

Description	Level 1	Level 2	Level 3	Total
Investments in Securities
Common Stocks
Communication Services	$790,538	$—	$—	$790,538
Consumer Discretionary	8,780,529	—	—	8,780,529
Consumer Staples	597,450	—	—	597,450
Energy	4,269,342	—	—	4,269,342
Financial	7,803,763	—	—	7,803,763
Health Care	4,466,042	—	—	4,466,042
Industrials	18,775,093	—	—	18,775,093
Information Technology	8,167,008	—	—	8,167,008
Materials	6,273,917	—	—	6,273,917
Real Estate	311,620	—	—	311,620
Utilities	527,930	—	—	527,930
Total Common Stocks	60,763,232	—	—	60,763,232
Total Investments in Securities	$60,763,232	$—	$—	$60,763,232

9

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2024(Continued)
Please refer to the Schedule of Investments for additional information regarding the composition of the amounts listed above.
Rule 2a-5 under the 1940 Act permits fund boards to designate a fund’s investment advisor to perform fair value determinations, subject to board oversight and certain other conditions. The rule also defines when market quotations are “readily available” for purposes of the 1940 Act and requires a fund to fair value a portfolio investment when a market quotation is not readily available. The Board of Directors has designated the Fund’s investment advisor as its valuation designee to perform fair value determinations.
4. Investment Advisory Agreement
For the Fund, the Corporation entered into an investment advisory agreement (collectively, the “Agreements”) with Perritt Capital Management, Inc. (the “Advisor”), with whom certain officers and directors of the Corporation are affiliated, to furnish investment advisory services to the Fund. Under the terms of the Agreements, the MicroCap Fund pays the Advisor a monthly fee at the annual rate of 1.00% of the Fund’s daily average net assets. At October 31, 2024, the MicroCap Fund had fees due to the Advisor of $55,273. For the year ended October 31, 2024, the MicroCap Fund had incurred advisory fees of $532,465.
The Advisor manages the Fund’s investments subject to the supervision of the Fund’s Board of Directors. The Advisor is responsible for investment decisions and supplies investment research and portfolio management. Under the Agreements, the Advisor, at its own expense and without reimbursement from the Fund, will furnish office space and all necessary office facilities, equipment and personnel for making the investment decisions necessary for managing the Fund and maintaining their organization, will pay the salaries and fees of all officers and directors of the Fund (except the Chief Compliance Officer’s salary and the fees paid to disinterested directors) and will bear all sales and promotional expenses of the Fund.
The officers of the Fund are affiliated with the Advisor. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund or the Advisor for serving their respective roles. The Fund pay the salary associated with the office of the Chief Compliance Officer. Such fees are included on the Statement of Operations within officer & directors’ fees & expenses.
The Fund reimbursed the Advisor for fees paid to financial intermediaries such as banks, broker-dealers, financial advisors or other financial institutions for sub-transfer agency, sub-administration and other services that the financial intermediaries provided to their clients, who are beneficial owners of shares of the Fund. The financial intermediaries are the record owners of the Fund on the Fund’s records through omnibus accounts, other group accounts, retirement plans or accounts traded through registered securities clearing agents. These fees are fees that the Fund are obligated to pay to such intermediaries, and the fees may vary based on, for example, the nature of services provided. The fees paid to such intermediaries by the Fund are only a portion of the full fee that is paid to the intermediaries, and the Advisor is obligated to pay the remaining amount. In determining the portion of the fees paid to the intermediaries that the Fund are obligated to pay, the Fund has used the “avoided cost” method, which is one of several permissible methods to determine the fees are reasonable. Based on this method, the Fund’s Board of Directors determines a fee per sub-account that it believes approximates the transfer agency fee that would otherwise have been payable by the Fund if such intermediaries did not maintain the sub-account. These amounts are included within shareholder servicing fees on the Statement of Operations.
5. Investment Transactions
Purchases and sales of securities, excluding short-term investments, for the year ended October 31, 2024, were as follows:

	Purchases		Sales
	U.S. Government	Other	U.S. Government	Other
MicroCap Fund	$ —	$7,142,229	$ —	$13,513,044

10

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2024(Continued)
6. Federal Income Tax Matters
As of October 31, 2024, the components of distributable earnings on a tax basis were as follows:

MicroCap Fund
Cost of investments for tax purposes	$38,576,076
Gross tax unrealized appreciation	24,986,875
Gross tax unrealized depreciation	(2,799,720)
Net unrealized appreciation on investments	22,187,155
Distributable ordinary income	—
Distributable long-term capital gains	—
Other accumulated losses	(426,495)
Total Distributable Earnings	$21,760,660

The difference between book and tax basis distributable earnings is primarily related to the deferral of losses on wash sales and REIT adjustments.
A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are ordinary losses which occur during the portion of the Fund’s taxable year subsequent to December 31.
At October 31, 2024, the MicroCap Fund deferred, on a tax basis, late year ordinary losses of $426,495. During the year ended October 31, 2024, the MicroCap Fund did not utilize capital loss carryforwards. The Fund had no capital loss carryforward for the year ended October 31, 2024.
The tax composition of distributions paid during the years ended October 31, 2024 and 2023 were as follows:

	Ordinary Income		Long-term Capital Gains
	2024	2023	2024	2023
MicroCap Fund	$539,629	$ —	$7,519,670	$1,722,564

7. Restricted Securities
The Fund may own investment securities which are unregistered and thus restricted as to resale. These securities are valued by the Fund after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. Where future disposition of these securities requires registration under the Securities Act of 1933, the Fund has the right to include these securities in such registration, generally without cost to the Fund. The Fund has no right to require registration of the unregistered securities they hold. As of October 31, 2024, the Fund did not hold any restricted securities.
Under the organizational documents for the Fund, their officers and directors are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enter into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expect the risk of loss to be remote.
8. Reorganization
Effective October 25, 2024, the Perritt Ultra MicroCap Fund (the “Ultra MicroCap Fund”) reorganized into the MicroCap Fund (the “October Reorganization”), pursuant to an Agreement and Plan of Reorganization approved by the Board of Directors. No shareholder approval was required. The MicroCap Fund is the accounting survivor for financial reporting purposes, and as a result, the financial statements and financial highlights of the MicroCap Fund reflect the operations of the MicroCap Fund for the periods prior to the October Reorganization. The Advisor paid all of the costs associated with the October Reorganization.

11

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2024(Continued)
As a tax-free reorganization, any unrealized appreciation or depreciation on the securities on the date of reorganization was treated as a non-taxable event, thus the cost basis of the securities held reflect their historical cost basis as of the date of the reorganization. Immediately prior to the October Reorganization, the net assets, fair value of investments, net unrealized appreciation/(depreciation) and fund shares outstanding of the MicroCap Fund and the Ultra MicroCap Fund were as follows:

Fund	Net Assets	Fair Value of Investments	Net Unrealized Appreciation/ Depreciation	Shares Outstanding
MicroCap Fund	$53,665,023	$52,819,933	$19,869,469	2,244,261
Ultra MicroCap Fund	$9,217,519	$8,490,667	$2,899,050	589,854

In connection with the October Reorganization, the net assets of the Ultra MicroCap Fund were acquired by the MicroCap Fund on October 25, 2024. The acquisition was accomplished by a tax-free exchange of all 589,854 shares of the Ultra MicroCap Fund for 385,389 shares of the MicroCap Fund as described in the prior table. The assets received and shares issued by the MicroCap Fund were recorded at market value and, where not available, fair value; and the cost basis of the investments received from the Ultra MicroCap Fund were carried forward to align ongoing reporting of the MicroCap Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Information with respect to the net assets and other relevant operating data for the MicroCap Fund and the Ultra MicroCap Fund on the merger date are included below:

Before October Reorganization	Perritt Ultra MicroCap Fund	Perritt MicroCap Opportunities Fund
Total Fund
Shares	589,854	2,243,756
Net Assets	$9,217,519	$53,665,023
Net Asset Value	$15.63	$23.92

After October Reorganization	Perritt Ultra MicroCap Fund	Perritt MicroCap Opportunities Fund
Total Fund
Shares	0	2,629,145
Net Assets	$0	$62,882,543
Net Asset Value	$0	$23.92
Exchange Ratio	0.65336260	—

Assuming the acquisition had been completed on November 1, 2023, the beginning of the annual reporting period of the MicroCap Fund, the Ultra MicroCap Fund’s pro forma results of operations for the period ended October 31, 2024, are as follow:*

Net Investment Income:	$(322,329)
Net Realized Gains on Investments:	$4,696,065
Net Unrealized Appreciation on Investments:	$5,739,413
Net Increase in Net Assets Resulting from Operations:	$10,113,149

*	This information is unaudited.
9. Line of Credit Arrangement
The MicroCap Fund is a party to an uncommitted line of credit arrangement with U.S. Bank, N.A. with an expiration date of December 2, 2024, under which the MicroCap Fund may borrow up to $2,500,000, subject to certain restrictions and covenants. Interest is charged on borrowings at the prevailing Prime Rate which was 8.00% as of October 31, 2024. The Fund has borrowed under these arrangements from time to time to increase the efficiency of cash flow management. For the year ended October 31, 2024, the MicroCap Fund did not borrow on the line of credit. As of October 31, 2024, the MicroCap Fund

12

Perritt Funds, Inc.
Notes to Financial Statements
October 31, 2024(Continued)
had no outstanding borrowings on the line of credit. Subsequent to year end, the MicroCap Fund renewed the line of credit arrangement with a borrowing limit of $2,500,000. The line of credit agreement has an expiration date of December 1, 2025.
10. Redemption Fee
The Fund charges a 2.00% redemption fee to those who buy and sell shares within 90 calendar days or less. The redemption fee is retained for the benefit of long-term shareholders, and recorded as additional capital in the Statements of Changes in Net Assets.
11. Transactions with Affiliates
During the year ended October 31, 2024, MicroCap Fund did not hold any securities that were considered affiliated.
The Fund is permitted to purchase or sell securities to another Fund under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund complies with Rule 17a-7 of the 1940 Act. For the year ended October 31, 2024, the MicroCap engaged in five securities transactions pursuant to Rule 17a-7 of the 1940 Act.
12. Liquidity Risk Management (Unaudited)
On June 20, 2024 the Directors of the Perritt MicroCap Opportunities Fund, the series of Perritt Funds, Inc., reviewed and considered a written report prepared by the program administrator of the Fund’s Liquidity Risk Management Program (the “Program”), the Fund’s Liquidity Risk Management Committee (the “Program Administrator”), which addressed the operation of the Program and assessed the Program’s adequacy and effectiveness of implementation. In considering the report, the Directors noted that the Program Administrator has determined that the Fund primarily holds assets that are highly liquid investments, and thus relies on the exclusion from the requirements to determine and review a highly liquid investment minimum and to adopt shortfall policies and procedures. They then confirmed with the Program Administrator that no material changes were made to the Program, and reviewed all of the material features of the Program to ensure that they understand how the Program is designed to assess and manage the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors in the Fund. Following this review and discussion, the Directors determined that they believe the disclosures in the report, taken as a whole, provide the information necessary for the Directors to effectively assess the Program and its implementation, and that they are comfortable with the report’s conclusion that the Program is reasonably designed to assess and manage the Fund’s liquidity risk, and that the Program has operated as intended during the past year.
13. Qualified Dividend Income/Dividends Received Deductions (Unaudited)
For the fiscal year ended October 31, 2024, certain dividends paid by the Fund may be subject to a maximum tax rate of 23.8%, as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was as follows:

Fund Name	Qualified Dividend Income
Perritt MicroCap Opportunities Fund	100.00%

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the fiscal year ended October 31, 2024 was as follows:

Fund Name	Dividends Received Deductions
Perritt MicroCap Opportunities Fund	100.00%

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund were as follows:

Fund Name	Short-Term Capital Gains
Perritt MicroCap Opportunities Fund	100.00%

13

PERRITT FUNDS, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Shareholders and Board of Directors of
Perritt Funds, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Perritt Funds, Inc., comprising Perritt MicroCap Opportunities Fund (the “Fund”), as of October 31, 2024, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2024, the results of its operations for the year then ended, the changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2024, by correspondence with the custodian and broker. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.
We have served as the Fund’s auditor since 2009.

COHEN & COMPANY, LTD.
Milwaukee, Wisconsin
December 27, 2024

14

Perritt Funds, Inc.
Additional Information
The Statement of Additional Information (SAI) includes additional information about the Fund’s directors and is available, without charge, upon request, by calling 1-800-331-8936.
The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT report is available on the Commission’s website at http://www.sec.gov
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling the Advisor at 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-331-8936 and on the Securities and Exchange Commission’s website at http://www.sec.gov.
Household Delivery of Shareholder Documents: To reduce expenses, the Fund may mail only one copy of the Fund’s prospectus, SAI and each annual and semi-annual report to those addresses shared by two or more accounts. If you wish to receive individual copies of these documents, please call the Funds at 1-800-331-8936 or contact your financial institution. You will begin receiving individual copies thirty days after receiving your request.
Electronic Delivery of Shareholder Documents: You may choose to receive the Fund’s prospectus and annual and semi-annual reports electronically. To sign up for electronic delivery, visit www.icsdelivery.com and select the first letter of your brokerage firm’s name. Then, select your brokerage institution from the list that follows, fill out the appropriate information and provide ane-m ail address where you would like your information sent. If your brokerage firm is not listed, electronic delivery may not be available. Please contact your brokerage firm or financial advisor.

15

Perritt Funds, Inc.
Privacy Policy
We collect the following nonpublic personal information about you:
•	Information we receive from you on or in applications or other forms, including but not limited to, your name, address, phone number, and social security number; and
•
Information about your transactions with us, our affiliates or others, including but not limited to, your account number and balance, parties to transactions, cost basis information and other financial information.

We do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law. For example, we are permitted by law to disclose all the information we collect to our transfer agent to process your transactions. Furthermore, we restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you. We maintain physical, electronic, and procedural safeguards through our transfer agent, U.S. Bank Global Fund Services, that comply with federal standards to guard your nonpublic personal information.
In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

16

Investment Advisor
Perritt Capital Management, Inc.
300 South Wacker Drive, Suite 600
Chicago, IL 60606-6703
800-331-8936
Independent Registered
Public Accounting Firm
Cohen & Company, Ltd.
342 North Water Street, Suite 830
Milwaukee, WI 53202
Legal Counsel
Foley & Lardner LLP
777 East Wisconsin Avenue
Milwaukee, WI 53202
Custodian
U.S. Bank, NA
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212
Transfer Agent
and Dividend Disbursing Agent
U.S. Bancorp Fund Services, LLC,
doing business as U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201-0701
Distributor
Quasar Distributors, LLC
111 East Kilbourn Avenue, Suite 2200
Milwaukee, WI 53202
For assistance with your existing account, call our Shareholder Service Center at 1-800-332-3133.
The Fund’s Statements of Additional Information contain information about the Fund’s directors and are available without charge upon request by calling 1-800-332-3133.

MicroCap Opportunities Fund – PRCGX
Minimum Initial Investment $1,000
IRA Minimum Initial Investment $250
Dividend Reinvestment Plan
Systematic Withdrawal Plan
Automatic Investment Plan
Retirement Plans Including:

• IRA	• Roth IRA
• SEP-IRA	• Coverdell Education
• Simple IRA	Savings Account

2% redemption fee imposed for shares held ninety (90) calendar days or less.
This report is authorized for distribution only to shareholders and others who have received a copy of the prospectus of the Perritt MicroCap Opportunities Fund.
300 S. Wacker Drive • Suite 600 • Chicago, IL 60606-6703
Tel 312-669-1650 • 800-331-8936 • Fax: 312-669-1235
E-mail: info@PerrittCap.com
Web Site: www.perrittcap.com

(b)	Financial Highlights are included within the financial statements filed under Item 7 of this Form.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

There were no changes in or disagreements with accountants during the period covered by this report.

Item 9. Proxy Disclosure for Open-End Investment Companies.

There were no matters submitted to a vote of shareholders during the period covered by this report.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

See Item 7(a).

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 16. Controls and Procedures.

(a)	The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the registrant’s Form N-CSR filed January 8, 2010.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(5)	Change in the registrant’s independent public accountant. Provide the information called for by Item 4 of Form 8-K under the Exchange Act (17 CFR 249.308). Unless otherwise specified by Item 4, or related to and necessary for a complete understanding of information not previously disclosed, the information should relate to events occurring during the reporting period. Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Perritt Funds, Inc.

By (Signature and Title)*	/s/ Michael J. Corbett
Michael J. Corbett, President

Date	1/3/2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Michael J. Corbett
Michael J. Corbett, President

Date	1/3/2025

By (Signature and Title)*	/s/ Matthew Brackmann
Matthew Brackmann, Treasurer/Principal Financial Officer

Date	01/03/2025

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